Exhibit 32.2


                             AMERICAN SKIING COMPANY
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

In connection with the Quarterly Report of American Skiing Company (the "Company") on Form 10-Q for the period ended October 29, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Helen
E. Wallace, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 8, 2006

                                         By:/s/ Helen E. Wallace
                                         ----------------------------------
                                         Helen E. Wallace
                                         Senior Vice President, Chief
                                         Financial Officer
                                         (Principal Financial Officer)